Fair Value Measurements - Summary of Assets Measured at Fair Value on a Non-Recurring Basis (Parenthetical) (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)		Dec. 31, 2022 CNY (¥)
Produced Content
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges	¥ 95	$ 13	¥ 253	[1]	¥ 68

[1]	Due to adverse changes in the expected performance of certain produced content and the reduced amount of ultimate revenue expected to be recognized, iQIYI performed an assessment to determine whether the fair value was less than unamortized content costs. iQIYI uses a discounted cash flow approach to estimate the fair value of the produced content titles predominantly monetized on its own. The significant unobservable inputs (level 3) include forecasted future revenues, production costs required to complete the content and exploitation and participation costs. iQIYI considers the historical performance of similar content, the forecasted performance and/or preliminary actual performance subsequent to the release of the produced content in estimating the fair value. Based on the above assessment, certain produced content predominantly monetized on its own were determined to be impaired and re-measured to the fair value as of each quarter end. Impairment charges of RMB68 million, RMB253 million and RMB95 million (US$13 million) were recognized for produced content predominantly monetized on its own and was recognized as cost of revenues in the consolidated statements of comprehensive income for the years ended December 31, 2022, 2023 and 2024, respectively.